Note 18 - Dividends	12 Months Ended
Dec. 31, 2014
Disclosure of Restrictions on Dividends, Loans and Advances Disclosure [Abstract]
Dividend Payment Restrictions [Text Block]

NOTE 18 - DIVIDENDS

There are no current plans to initiate payment of cash dividends and future dividend policy will depend on the Company’s earnings, capital requirements, financial condition and other factors considered relevant by the Board of Directors. The Bank’s ability to pay dividends to the Company is restricted by the laws and regulations of the State of South Carolina. Generally, these restrictions require the Bank to obtain the prior written consent of the South Carolina Commissioner of Banking to pay dividends.